SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 1, 2003
                Date of Report (Date of Earliest Event Reported)


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                       0-25060                  52-1889548
    --------------------            -----------------          ---------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              7170 Riverwood Drive
                            Columbia, Maryland 21046
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4900
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits

               99     Press Release dated April 1, 2003.

Item 9.     Regulation FD Disclosure.

         The following information is furnished under Item 12. Results of Operations and Financial Condition.

         (a) On April 1, 2003, the Company issued a press release describing its fourth quarter and fiscal year 2002 results. The press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

         The attached release presents Funds from Operations ("FFO") and Adjusted Funds From Operations ("AFFO"), which are non-GAAP financial measures. The Company believes that FFO and AFFO are helpful to investors as a measure of the performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, they provide investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs.

         (b) The Company supplementally furnishes the following financial data:

         The following table sets forth the operating results of the Company's hotel properties on a same-store basis for the year and three months ended December 31, 2002 and, on a same-store and proforma basis, for the year and three months ended December 31, 2001.

         Proforma. With its creation of a taxable REIT subsidiary ("TRS") effective January 1, 2002, the Company terminated the revenue stream of fixed and variable rent from Humphrey Hospitality Management, Inc. (the "former lessee"), entered into a management contract with the former lessee, and began reporting hotel operating revenues and expenses in lieu of such rents. The Company's 2002 results reflect the hotel operating revenues and expenses as a result of the TRS structure. The Company's 2001 results reflect rent received from the former lessee under operating leases pursuant to which the former lessee was responsible for hotel operating expenses and the payment of fixed and percentage rent to the Company. The proforma presentation assumes that the leases with the former lessee were terminated and replaced with management contracts on January 1, 2001.

         Same Store. During the 24-month period ended December 31, 2002, the Company sold 11 hotels (the "Sold Hotels"). Same-store basis presentation reflects the revenues and expenses of the Company's 81 hotels that were consistently in operation over the 24-month period ended December 31, 2002, which excludes the operations of the Sold Hotels.

         This presentation includes non-GAAP financial measures. Statement of Financial Accounting Standards No. 144 ("SFAS 144") requires the Company to report the operations of all properties disposed of subsequent to January 1, 2002 (excluding properties that were classified as held for sale at December 31, 2001) separately as discontinued operations for all periods presented. The following proforma information is not presented in accordance with SFAS 144 as the results of all of the Sold Hotels, not just the six to which SFAS 144 applies, are excluded. The Company believes that the presentation of hotel property operating results on a same-store basis is helpful to investors and a more useful description of its core operations because it better communicates the results of its hotels by eliminating the revenues and expenses of the Sold Hotels. The Company believes the proforma presentation of 2001 operating results provides a more meaningful comparison of the Company's 2002 and 2001 operating results given the change in lease structure.

Unaudited - In thousands, except statistical data:
                                                                            Three Months Ended            Twelve Months Ended
                                                                               December 31,                   December 31,
                                                                            2002           2001            2002          2001
                                                                         ----------     ---------       ----------    ---------
Same store average daily room rate (ADR)                                  $   49.35      $  48.72        $   50.22     $  51.22

Same store revenue per available room (RevPAR)                            $   27.33      $  27.64        $   31.10     $  32.11
Same store occupancy percentage                                                55.4%         56.7%            61.9%        62.7%

Reconciliation of revenue from room rentals and other hotel services
--------------------------------------------------------------------
  to revenue from same store room rentals
  ---------------------------------------
Room rentals and other hotel services from continuing operations          $  14,194      $  1,849         $ 65,540     $  5,327
Room rentals and other hotel services reported as discontinued
  operations                                                                     92             -            2,862            -
Room rentals and other hotel services reported by former lessee                   -        14,371                -       70,256
                                                                         ----------     ---------       ----------    ---------
Proforma revenue from room rentals and other hotel services                  14,286        16,220           68,402       75,583

Room rentals and other hotel services - Sold Hotels                             (92)       (1,805)          (4,187)      (9,136)
                                                                         ----------     ---------       ----------    ---------
Proforma same store revenue from room rentals and other hotel
  services                                                                 $ 14,194      $ 14,415         $ 64,215     $ 66,447
                                                                         ==========     =========       ==========    =========

Proforma same store revenue from room rentals and other hotel services consists of:
    Room rental revenue                                                    $ 13,777      $ 13,935         $ 62,202     $ 64,234
    Telephone revenue                                                            96           135              470          658
    Other hotel service revenues                                                321           345            1,543        1,555
                                                                         ----------     ---------       ----------    ---------
Proforma same store revenue from room rentals and other hotel
  services                                                                 $ 14,194      $ 14,415         $ 64,215     $ 66,447
                                                                         ==========     =========       ==========    =========


Reconciliation of expenses from hotel and property operations
-------------------------------------------------------------
  to proforma same store hotel operating expenses
  -----------------------------------------------
Hotel and property operations expenses                                     $ 11,484      $  2,669         $ 47,216     $  4,230
Hotel and property operations expenses reported as discontinued
  operations                                                                     56             7            2,315            7
Proforma hotel and property operations expense of former lessee (1)               -        10,537                -       47,921
                                                                         ----------     ---------       ----------    ---------
Proforma hotel and property operations expense                               11,540        13,213           49,531       52,158

TRS corporate level costs excluded from 2001 proforma hotel and
  property operations (2)                                                      (208)                          (499)
                                                                         ----------     ---------       ----------    ---------
Proforma hotel operating expenses before corporate level costs               11,332        13,213           49,032       52,158

Proforma hotel operating expenses - Sold Hotels                                 (60)       (1,534)          (3,424)      (7,191)
                                                                         ----------     ---------       ----------    ---------
Proforma same store hotel operating expenses                               $ 11,272      $ 11,679         $ 45,608     $ 44,967
                                                                         ==========     =========       ==========    =========

Property Operating Income ("POI") (Proforma revenue from same store room rentals and other hotel services less Proforma same store
  hotel operating expenses)                                                $  2,922      $  2,736         $ 18,607     $ 21,480
                                                                         ==========     =========       ==========    =========
POI as a percentage of proforma revenue from same store room rentals
  and other hotel services (3)                                                 20.6%         19.0%           29.0%         32.3%
                                                                         ==========     =========       ==========    =========

     (1) Proforma hotel and property operations of former lessee includes the amount reported by the former lessee for hotel and property operations plus an assumed management fee (approximately 6%), as if the leases with the former lessee had been converted to management contracts on January 1, 2001.

     (2) This amount includes costs that in 2001 would have been reported by the former lessee as general and administrative costs and excludes hotel specific costs and expenses.

     (3) The Company believes this measure is useful to investors to determine the efficiency of the operations of the Company's remaining hotel properties at December 31, 2002.

         The following table is presented by the Company to provide additional detail about certain amounts appearing in the audited financial statements for the year ended December 31, 2002:

             Prepaid expenses and other assets at 12/31/01               $   81
             Escrow deposits for real estate taxes and insurance
               required in connection with the Greenwich Loan             1,024
             Reserves for required repairs and ground rents established
               in connection with the Greenwich Loan                        562
             Escrow accounts established as credit enhancement
               for the US Bank term loans                                 2,059
             Prepaid expenses, net                                          499
                                                                        -------
             Prepaid expenses and other assets at 12/31/02               $4,225
                                                                        =======

         The following table is presented by the Company to provide additional detail about certain amounts appearing in the audited financial statements for the year ended December 31, 2002:

             Deferred financing costs, net at 12/31/01                  $  905
             Costs incurred in connection with origination of
               the Greenwich Loan                                        1,640
             Costs incurred in connection with extension of
               maturity date for existing facilities                       110
             Amortization of deferred financing costs                     (683)
                                                                        ------
             Deferred financing costs, net at 12/31/02                  $1,972
                                                                        ======

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  HUMPHREY HOSPITALITY TRUST, INC.



April 4, 2003                     /s/ Michael M. Schurer
                                  ----------------------------------------------
                                  Michael M. Schurer
                                  Chief Financial Officer

                        HUMPHREY HOSPITALITY TRUST, INC.
                                INDEX TO EXHIBITS


Exhibit Number

99                      Press Release dated April 1, 2003.